UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2015
_______________________

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Informaton.

On March 16, 2015, the Registrant issued a press release announcing certain preliminary financial results for the two months ended February 28, 2015, and updating the anticipated impact on the Registrant of certain industry guidance issued by the Federal Deposit Insurance Corporation in the form of Frequently Asked Questions with respect to the categorization of deposit liabilities as “brokered” deposits. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference. The information in this Form 8-K, including the exhibit, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed to be incorporated by reference in any filing under the Exchange Act and under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit shall be deemed to be “filed,” not “furnished,” for purposes of the Exchange Act.

Exhibit No.	Description of Exhibit

99.1	Registrant’s Press Release dated March 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

Date: March 16, 2015